================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         ACCEL INTERNATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                         ACCEL INTERNATIONAL CORPORATION
                          12603 S.W. FREEWAY, SUITE 315
                              STAFFORD, TEXAS 77477
                                 (281) 565-8010

                                NOVEMBER 3, 1999


                       1999 ANNUAL MEETING OF STOCKHOLDERS


DEAR STOCKHOLDER:

         On behalf of the Board of Directors, I cordially invite you to attend the 1999 annual meeting of Stockholders of ACCEL International Corporation to be held at 10:00 a.m., local time on November 16, 1999, at the offices of Day, Berry & Howard LLP, 25th floor, CityPlace I, Hartford, Connecticut. A notice of the meeting, a proxy statement and a proxy card accompany this letter.

         At the meeting, you will be asked to consider and vote upon the election of our directors to serve until our next annual meeting.

         Your Board of Directors recommends that you vote FOR the election of the nominees for director.

         Whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

         We are gratified by your continued support of our company.


                                Sincerely yours,




                                Douglas J. Coats
                                President, Chief Executive Officer and Secretary

                         ACCEL INTERNATIONAL CORPORATION
                          12603 S.W. FREEWAY, SUITE 315
                              STAFFORD, TEXAS 77477


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 16, 1999


         We will hold the 1999 annual meeting of stockholders of ACCEL International Corporation at the offices of Day, Berry & Howard LLP, 25th Floor, CityPlace I, Hartford, Connecticut, on November 16, 1999, at 10:00 am., local time, for the following purposes:

         1. To elect our directors to serve until our next annual meeting; and

         2. To act on such other matters as may be properly brought before the meeting or any adjournments, postponements or continuations of the meeting.

         Your Board of Directors has fixed the close of business on September 28, 1999, as the record date for the meeting. Only stockholders of record at the close of business at this time are entitled to notice of and to vote at the meeting or any adjournments, postponements or continuations of the meeting. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the place where the meeting is to be held for at least 10 days before the meeting and also at the meeting.

         All stockholders are invited to attend the meeting. To ensure your representation at the meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, whether or not you expect to attend the meeting. No postage is required if you mail it in the United States. In the event that you attend the meeting, you may vote in person even if you have returned a proxy.

         Your vote is important.

         To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed return envelope.

         Dated:  November 3, 1999.

                                By Order of the Board of Directors




                                Douglas J. Coats
                                President, Chief Executive Officer and Secretary

                         ACCEL INTERNATIONAL CORPORATION
                          12603 S.W. FREEWAY, SUITE 315
                              STAFFORD, TEXAS 77477


                                 PROXY STATEMENT


         This proxy statement is furnished to you in connection with the solicitation of proxies by your Board of Directors to be used at the 1999 annual meeting of stockholders of ACCEL International Corporation, a Delaware corporation.


DATE, TIME AND PLACE OF MEETING

         We will hold the 1999 annual meeting of stockholders on November 16, 1999, at 10:00 a.m., local time, or at any adjournment or postponement thereof, at the offices of Day, Berry & Howard LLP, 25th Floor, CityPlace I, Hartford, Connecticut, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.


MATTERS TO BE CONSIDERED AT THE MEETING

         At the meeting, we will ask our stockholders to consider and vote upon the election of directors to serve until our next annual meeting.

         The stockholders will also consider and vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.


VOTE REQUIRED

         A plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote will elect directors. This means that the directors receiving the greatest number of votes cast will be elected. With regard to the election of directors, you may vote in favor of or withhold your vote from each nominee; and votes that are withheld will be excluded entirely from the vote and will have no effect. There is no cumulative voting with respect to the election of directors.

         Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of any proposal presented at the meeting or the election of any nominee for director. Abstentions and broker non-votes will also not count against the proposal to elect directors.


VOTING OF PROXIES

         Shares of our common stock represented by properly executed proxies received in time for the meeting, unless previously revoked, will be voted at the meeting as specified by the stockholders on the proxies. If no specification is made, shares represented by these proxies will be voted in favor of the election of directors as recommended by your Board of Directors.

         If any other matters properly come before the meeting for consideration, the person or persons named in the form of proxy enclosed herewith and acting thereunder will have discretion to vote on the matters in accordance with their best judgment, unless the proxy indicates otherwise. We have no knowledge of any matters to be presented at the meeting other than those matters referred to and described in this proxy statement.


REVOCABILITY OF PROXIES

         If you give a proxy, you have the power to revoke it at any time before it is voted. You can do so in one of three ways. First, you can send written notice stating that you would like to revoke your proxy to our Secretary at the address given below. Second, you can complete a new proxy card and send it to our Secretary at the address given below. Third, you can attend the meeting and vote in person. You should send any written notice or new proxy card to:

                                DOUGLAS J. COATS
                PRESIDENT, CHIEF EXECUTIVE OFFICER AND SECRETARY
                         ACCEL INTERNATIONAL CORPORATION
                                  P.O. BOX 1949
                             STAFFORD, TX 77497-1949


         You may request a new proxy card by calling Douglas J. Coats at (281) 565-8010.


RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE; QUORUM

         Only stockholders of record at the close of business on September 28, 1999 will be entitled to receive notice of and to vote at the meeting. As of the record date, 8,554,966 shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on each matter on which the holders of common stock are entitled to vote. A majority of the outstanding shares of common stock entitled to vote must be represented in person or by proxy at the meeting in order for a quorum to be present.


SOLICITATION OF PROXIES

         Your Board of Directors is soliciting proxies, the form of which is enclosed, for the meeting. The cost of this solicitation will be borne by us. Our officers, directors, or employees may communicate with stockholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies. We and our authorized agents will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material. This proxy statement is being mailed on or about November 5, 1999.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS


NOMINEES FOR DIRECTORS

         In accordance with our bylaws, the Board of Directors has fixed the number of directors at nine. Directors are elected annually to serve until the next annual meeting of stockholders, and until their successors are elected and qualified. The election of directors is decided by a plurality of the votes cast by the shares entitled to vote in the election. In the absence of instructions to the contrary, the persons named in the enclosed proxy intend to vote the proxies for the election as directors of the persons nominated below. Although the Board of Directors has no reason to believe that any of the nominees set forth below will not serve, in the event that vacancies occur, the proxies will be voted for the election of the nominees, if any, the Board of Directors or a duly authorized committee of it may designate.


                                    NOMINEES
                                TERM EXPIRES 2000

                                                                               NUMBER OF SHARES OF
                                                                               COMMON STOCK OWNED
NAMES, POSITION WITH                                                           BENEFICIALLY, DIRECTLY OR
ACCEL AND AGE                                                                  INDIRECTLY, ON SEPTEMBER
(AS OF SEPTEMBER 30,       PRINCIPAL OCCUPATION FOR PAST           DIRECTOR    30, 1999 (EXCEPT  AS        PERCENT
1999)                      FIVE YEARS/OTHER DIRECTORSHIPS          SINCE       OTHERWISE NOTED) (1)        OF CLASS
-------------------------- --------------------------------------- ----------- --------------------------- ----------
Robert Betagole            President of Mike Albert Leasing,       1970        117,491 (5)                 1.4%
Director, 70               Inc., Cincinnati, OH.

David T. Chase             President and Director of               1985        4,343,148 (6)               50.8%
Director, 70 (2)           D. T. Chase Enterprises, Inc.,
                           Hartford, CT.

Douglas J. Coats           President and Chief Executive           1995        143,660                     1.7%
President, Chief           Officer of ACCEL since October 1,
Executive Officer,         1998.  Prior thereto, he was
Secretary and Director,    Executive Vice President of ACCEL
66                         since May 23, 1995.  Prior thereto,
                           he was Executive Vice President of
                           Ranger Insurance Company, Houston, TX
                           since August, 1987.

Raymond H. Deck            Chairman of the Board of                1990        343,287                     4.0%
Director, 77               ACCEL since October, 1998.
(2)(3)(4)                  President of Chase Insurance
                           Enterprises, Inc., Hartford, CT.

                                    NOMINEES
                                TERM EXPIRES 2000

                                                                               NUMBER OF SHARES OF
                                                                               COMMON STOCK OWNED
NAMES, POSITION WITH                                                           BENEFICIALLY, DIRECTLY OR
ACCEL AND AGE                                                                  INDIRECTLY, ON SEPTEMBER
(AS OF SEPTEMBER 30,       PRINCIPAL OCCUPATION FOR PAST           DIRECTOR    30, 1999 (EXCEPT AS         PERCENT
1999)                      FIVE YEARS/OTHER DIRECTORSHIPS          SINCE       OTHERWISE NOTED) (1)        OF CLASS
-------------------------- --------------------------------------- ----------- --------------------------- ----------
Richard Desich Director,   President of Mid-Ohio Securities        1997        35,350                      *
63                         Corp., Elyria, OH

Gregory B. Grusse          Elected a member of the Board of        1999        0                           *
Director, 37               Directors on September 30, 1999.
                           Vice President, JPR Resources, Inc.
                           since January 1, 1999; previously,
                           Vice President, David T. Chase
                           Enterprises, Inc., Hartford, CT

Kermit G. Hicks            President of Hicks Chevrolet, Inc.,     1981        65,314 (7)                  *
Director, 63               Greencastle, PA.  Also, Chairman of
(2) (3) (4)                the Board of Tower Bancorp Inc., and
                           its wholly owned subsidiary First
                           National Bank of Greencastle.

Stephen M. Qua             President of Qua Buick, Inc.,           1970        23,958                      *
Director, 66               Cleveland, OH
(2) (3) (4)

John P. Redding            Senior Vice President,                  1997        1,000                       *
Director, 40               David T. Chase Enterprises, Inc.,
                           Hartford, CT

All Directors as a group (9 persons)                                           5,073,208 (8)               58.1%

*        Less than 1 % of outstanding common stock.


-------------

(1) On September 30, 1999, there were 8,554,966 shares of ACCEL's common stock issued and outstanding. Except as noted, includes shares owned by spouse, minor children or some other family members, or held as custodian or trustee for the benefit of spouse or children, or owned by corporations of which the person is an officer or principal stockholder, over which shares the directors have sole or shared voting or investment power. With respect to the directors, includes an aggregate of 274,500 shares which are subject to immediately exercisable options. Of the 274,500 shares subject to options, the following directors have options to purchase the number of shares indicated after their names: Mr. Betagole, 7,500; Mr. Chase, 7,500; Mr. Coats, 135,000; Mr. Deck, 107,500; Mr. Desich, 1,000; Mr. Hicks, 7,500;
     Mr. Qua, 7,500; and Mr. Redding, 1,000.

(2)  Member of Executive Committee

(3)  Member of Audit Committee

(4)  Member of Compensation Committee

(5) Includes 16,371 shares as to which Mr. Betagole disclaims beneficial ownership.

(6)  See footnotes (2) and (5) at page 7 herein.

(7) Includes 9,696 shares as to which Mr. Hicks claims beneficial ownership on an indirect basis.

(8) This amount includes 20,537 shares owned by all officers in their Acceleration Retirement Savings and Stock Ownership Plan accounts as of December 31, 1998.


COMPENSATION OF DIRECTORS

         Since October 1, 1998 Mr. Deck, as Chairman of the Board, is paid at the annual rate of $100,000. He also received a grant of 100,000 options exercisable at $2.25 per share. During 1998, we continued also to pay our non-employee directors at the reduced compensation levels initiated in 1993. Accordingly our non-employee directors received an annual retainer of $5,000 plus a fee of $500 per meeting for attending any regular or special meetings of the Board of Directors. The members of each committee of the Board of Directors, other than officers of ACCEL, received a fee of $500 for each meeting attended. Chairmen of committees received a fee of $750 for each meeting attended.

         The 1996 Stock Incentive Plan of ACCEL International Corporation provides for options to be granted every year to our non-employee directors for a predetermined number of shares of common stock. This plan, as amended by the stockholders in 1998, provides that newly appointed or elected non-employee directors are granted options for 10,000 shares in the year they are appointed or elected, and thereafter will receive annual automatic grants of options to purchase 10,000 shares. The exercise price is equal to the fair market value of a share of stock on the date the option is granted. Options become exercisable as to 50% of the shares subject to the option on completion of each full year prior to termination of the director's status as director after the date the option was granted. The options lapse on the earliest of the date 10 years after the option was granted, or the date 180 days after the termination of the director's status as director. The options shall fully vest and become completely exercisable upon the death or voluntary retirement of a director.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Your Board of Directors met four times during 1998. No director attended fewer than 75% of the total number of meetings of directors and of any committees on which he served. The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

         The Executive Committee, which exercises the powers of the Board of Directors between regular meetings of the Board, did not meet during 1998. The membership of the Executive Committee consists of Messrs. Chase, Coats, Deck (Chairman), Hicks and Qua.

         The Audit Committee met one time during 1998 to review the results of the audit of our 1997 financial statements by our independent auditors, review the scope of the 1998 audit, consider relevant matters pertaining to internal controls and accounting procedures, perform other customary functions of Audit Committees, and to make a recommendation to the Board of

Directors on the engagement of independent auditors for fiscal year 1998. The membership of the Audit Committee consists of Messrs. Deck, Hicks, and Qua (Chairman).

         The Compensation Committee met four times during 1998 for the purpose of reviewing employee compensation and benefit arrangements. The membership of the Compensation Committee consists of Messrs. Deck (Chairman), Hicks and Qua. The Report of the Compensation Committee is contained below under "EXECUTIVE COMPENSATION."


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


         We have provided in the following table some information as of September 30, 1999 (except as otherwise noted) with respect to stockholders known to us to be the beneficial owners of more than 5% of any class of our voting securities.


                               NAME AND ADDRESS                        AMOUNT OF BENEFICIAL          PERCENT
TITLE OF CLASS                 OF BENEFICIAL OWNER                     OWNERSHIP (1)                 OF CLASS
--------------                 -------------------                     -------------                 --------
Common Stock                   David T. Chase                          4,343,148 Shares (2)          50.8%
                               D. T. Chase Enterprises, Inc.
                               One Commercial Plaza
                               Hartford, CT 06103

                               Arnold L. Chase                         1,167,824 Shares (3)          13.7%
                               D. T. Chase Enterprises, Inc.
                               One Commercial Plaza
                               Hartford, CT 06103

                               The Darland Trust                       1,167,824 Shares (4)          13.7%
                               P.O. Box 472
                               St. Peter's House, Le Bordage
                               St. Peter Port
                               Guernsey GYI6AX
                               Channel Islands

                               Rhoda L. Chase                          2,000,000 Shares(5)           23.4%
                               c/o Chase Enterprises, Inc.
                               One Commercial Plaza
                               Hartford, CT 06103

                               Spitzer Profit Sharing and              750,250 Shares (6)            8.7%
                               Savings Plan
                               150 E. Bridge Street
                               Elyria, OH 44035

                               Dimensional Fund Advisors Inc.          427,724 Shares (7)            5.0%
                               1299 Ocean Avenue
                               Santa Monica, CA 90401


-------------------

(1) Except as otherwise noted, we have no reason to believe that any beneficial owner listed above does not have sole voting and investment power with respect to these shares.

(2) Includes 7,500 shares of common stock subject to immediately exercisable options. According to a Schedule 13D filed with the Securities and Commission, David T. Chase has, to the extent temporarily transferred to him, sole power to vote and dispose of 880,000 shares of common stock loaned to him by his wife, Rhoda L. Chase, and shares the power to dispose or to direct the disposition of:

       o    1,120,000 shares beneficially owned by Rhoda L. Chase;

       o    1,167,824 shares beneficially owned by his son, Arnold L. Chase, and

       o 1,167,824 shares beneficially owned by The Darland Trust, a trust whose beneficiaries are his daughter, Cheryl A. Chase, and her children.

(3) According to a Schedule 13D filed with the Securities and Commission, Arnold L. Chase shares the power to dispose or to direct the disposition of the 1,167,824 shares owned by him with David T. Chase and has the sole power to vote or direct the vote of these shares. These shares are also included in the above table in David T. Chase's shares.

(4) According to a Schedule 13D filed with the Securities and Commission, The Darland Trust shares the power to dispose or to direct the disposition of the 1,167,824 shares owned by it with David T. Chase and has the sole power to vote or direct the vote of these shares. These shares are also included in the above table in David T.
       Chase's shares.

(5) According to a Schedule 13D filed with the Securities and Commission, Rhoda L. Chase has the sole power to vote or to direct the vote of all these shares, except to the extent that she may be deemed to have temporarily transferred the sole power to vote or to direct the vote of the 880,000 shares loaned to David T. Chase. Rhoda L. Chase shares with David T. Chase the power to dispose or to direct the disposition of 1,120,000 of the shares of common stock owned by her. Rhoda L. Chase has the sole power to dispose or to direct the disposition of the 880,000 shares loaned by her to her husband, except to the extent that she may be deemed to have temporarily transferred such power to David T. Chase. The shares of common stock owned by Rhoda L. Chase are also included in the above table in David T. Chase's shares.

(6) Spitzer Profit Sharing and Savings Plan under agreement dated December 31, 1973, is an Employee Benefit Plan, Pension Fund subject to the provisions of the Employee Retirement Income Security Act of 1974.

(7)    Dimensional Fund Advisors Inc., an investment adviser registered under
       Section 203 of the Investment Advisers Act of 1940, is deemed to have beneficial ownership of 427,724 shares of our common stock as of December 31, 1998. All of these securities are owned by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class of securities. Dimensional disclaims beneficial ownership of all these securities.

                             EXECUTIVE COMPENSATION



EXECUTIVE OFFICERS

         We have listed in the following table the name, age and principal position of each of our executive officers.

         NAME                          AGE     PRINCIPAL POSITION
         ----                          ---     ------------------
         Douglas J. Coats              66      President, Chief Executive Officer and
                                               Secretary

         NAME                   AGE     PRINCIPAL POSITION
         ----                   ---     ------------------
         Walter J. Kozuch       46      Vice President
         Robert A. Estlund      44      Vice President, Controller and Treasurer

         Mr. Coats joined us on May 23, 1995, when he was appointed Executive Vice President and a member of your Board of Directors. Prior thereto, he was Executive Vice President of Ranger Insurance Company, Houston, Texas for more than five years.

         Mr. Kozuch joined us on August 1, 1999, when he was appointed Vice President. Prior thereto he was a Vice President of Ranger Insurance Company for more than five years.

         Mr. Estlund joined us in March of 1997 and was elected Vice President and Controller. Previously he was Chief Accountant of Highlands Insurance Company for more than five years. On July 1, 1999 Mr. Estlund was also appointed to the office of Treasurer.

SUMMARY COMPENSATION TABLE

         We have summarized in the following table some information concerning the compensation awarded or paid to, or earned by, our current Chief Executive Officer and each of our other most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 1998, exceeded $100,000 (the "named executives") during each of the last three fiscal years:

                           SUMMARY COMPENSATION TABLE


                                                             ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                                             -------------------                  ----------------------
                                                                                           SECURITY
                                                                                          UNDERLYING       ALL OTHER
                                                                 SALARY        BONUS       OPTIONS/       COMPENSATION
NAME, AGE, AND PRINCIPAL OCCUPATION                YEAR            ($)           ($)        SAR'S (#)         ($)(1)
--------------------------------------------- -------------- --------------- ----------- -------------- -----------------
Thomas H. Friedberg, 60 (2)                       1998           250,688         --          60,000            3,037
Chairman of the Board, President                  1997           275,000         --          60,000           14,300
and Chief Executive Officer                       1996           140,000         --         110,000            2,183

Douglas J. Coats, 66 (2)                          1998           162,728         --          30,000            6,318
President and Chief Executive                     1997           137,500         --          30,000           12,980
Officer                                           1996            71,250         --          55,000            2,611

Nicholas Z. Alexander, 63 (3)                     1998           129,200         --          10,000            4,740
Senior Vice President, Secretary and              1997           119,600         --          10,000           11,514
General Counsel                                   1996           115,000         --          10,000            8,628

Bryce E. Farmer, 48 (4)                           1998           112,333         --          10,000            1,012
Senior Vice President                             1997           109,200         --          10,000            3,151
Administration                                    1996            97,125         --          10,000              318

William E. Merritt, Jr. 64 (5)                    1998           110,867         --          10,000            4,083
Senior Vice President                             1997           107,362         --          10,000           10,243
Claims                                            1996            60,480         --              --            3,067

(1) Represents approximate amounts contributed on behalf of each named executive to the Acceleration Retirement Savings and Stock Ownership Plan.

(2) Mr. Friedberg retired as Chairman of the Board, President and Chief Executive Officer of ACCEL on September 30, 1998. Mr. Coats was appointed President and Chief Executive Officer of ACCEL, and named Chairman of the Board of Acceleration National Insurance Company on October 1, 1998.

(3)    Mr. Alexander left employment with ACCEL on June 30, 1999.

(4) Mr. Farmer commenced employment with ACCEL on February 5, 1996 and left its employment on July 31, 1999.

(5) Mr. Merritt commenced employment with ACCEL on June 7, 1996, and due to illness, went on long term disability on January 1, 1999.


OPTIONS GRANTED IN LAST FISCAL YEAR

         We have provided in the following table information concerning individual grants of options to purchase our common stock made to the named executives in 1998:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED ANNUAL
                                                                                              RATES OF STOCK PRICE
                                                                                                  APPRECIATION
                                INDIVIDUAL GRANTS IN 1998                                       FOR OPTION TERM
                              NUMBER OF       PERCENT OF
                              SECURITIES         TOTAL
                              UNDERLYING        OPTIONS
                               OPTIONS/       GRANTED TO      EXERCISE OR
                                 SARS        EMPLOYEES IN     BASE PRICE     EXPIRATION
NAME                           GRANTED        FISCAL YEAR     ($ SH) (1)        DATE            5% ($)        10% ($)
--------------------------- --------------- ---------------- -------------- -------------- -------------- ------------

Thomas H. Friedberg             60,000          35.6%            $3.218        9/30/99         12,597         25,473
Douglas J. Coats                30,000          17.8%            $3.218        6/16/03         26,678         58,952
Nicholas Z. Alexander           10,000           5.9%            $3.218        6/16/08         20,243         51,299
Bryce E. Farmer                 10,000           5.9%            $3.218        6/16/08         20,243         51,299
William E. Merritt, Jr.         10,000           5.9%            $3.218        6/16/08         20,243         51,299

------------------

(1)      Market price of our common stock on date of grant.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         We have provided in the following table some information regarding individual exercises of stock options during 1998 by each of the named executives:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                              VALUE
                             NUMBER OF       REALIZED            NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                              SHARES      (MARKET PRICE         UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS AT
                             ACQUIRED      AT EXERCISE         OPTIONS AT FISCAL YEAR END             FISCAL YEAR END (1)
                                ON        LESS EXERCISE       --------------------------             ---------------------
           NAME              EXERCISE         PRICE)         EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
--------------------------- ------------ ----------------- -------------- ------------------- --------------- -------------------

Thomas H. Friedberg            ---             ---           175,000            60,000             $48,750              N/A
Douglas J. Coats               ---             ---           135,000            30,000             $61,875              N/A
Nicholas Z. Alexander          ---             ---            37,628            42,627             $17,236          $10,360
Bryce E. Farmer                ---             ---             7,500            22,500              $2,188           $2,813
William E. Merritt, Jr.        ---             ---             7,500            22,500              $2,188           $2,813

 (1) Represent the amount by which the market price of our common stock on December 31, 1998 ($2.875) exceeded the exercise prices of unexercised options on that date.


BENEFICIAL OWNERSHIP OF MANAGEMENT

         We have provided in the following table some information regarding the named executive's beneficial ownership of our common stock as of September 30, 1999 :

                                                                                   SHARES OF COMMON STOCK OF
                                                                                   COMPANY BENEFICIALLY OWNED
                                                                                   --------------------------
            TITLE OF CLASS                       NAME OF OFFICER               NUMBER (1)         PERCENT OF CLASS
            --------------                       ---------------               ----------         ----------------
             Common Stock                        Douglas J. Coats                143,660                 1.67%
             Common Stock                        Walter J. Kozuch                 10,000                     *
             Common Stock                       Robert A. Estlund                      0                    0%

(1) The amounts shown represent the total shares owned outright by the named individuals together with shares which are issuable upon the exercise of all stock options which are currently exercisable. Specifically, the following individuals have the right to acquire the shares indicated after their names upon the exercise of stock options:
       Mr. Coats, 135,000; and Mr. Kozuch 10,000.

*      Less than 1 % of outstanding common stock.


REPORT OF THE COMPENSATION COMMITTEE

        Our compensation package for our executive officers consists of base salary, participation in a profit sharing plan for senior officers, and periodic stock option grants or awards. The committee fixed and determined the base salary for Mr. Friedberg, former Chairman of the Board, President and Chief Executive Officer, after a performance review was conducted. As of June 1, 1996, the committee had formulated a compensation arrangement for Mr. Friedberg to include base salary and a stock option to be granted. A similar compensation arrangement was approved for Mr. Coats, our current President and Chief Executive Officer, on the recommendation of Mr. Friedberg. Our Chief Executive Officer determines and recommends to the committee base salary levels for all other executive officers. The committee also determines the amount of profit sharing compensation and stock option grants or awards, if any.

        Based on Mr. Friedberg's experience and performance, the committee established a total aggregate annual compensation level for Mr. Friedberg of $350,000, subject to an annual review, with an allocation of the $350,000 between cash compensation and stock options to be determined annually by the committee. Until his retirement, Mr. Friedberg was paid at the rate of $300,000 and was granted 60,000 options at $3.218. The stock options granted for this purpose were valued by calculating the difference between the book value and market value per share as of the date of grant. The annual review took into account ACCEL's performance, comparative industry data and various subjective considerations of individual performance as well as corporate goals.

        Mr. Friedberg retired from the Company effective September 30, 1998 and Mr. Coats took over the responsibilities of President and CEO. His salary was increased from an annual rate of $150,000 to $200,000 based on his increased responsibilities. Mr. Deck, an outside director, became Chairman of the Board. A special meeting of the Compensation Committee with Mr. Qua acting as Chairman established Mr. Deck's compensation as executive Chairman at $100,000 annually and granted him 100,000 options at $2.25, the current market price of the stock.

        In previous years, profit sharing plans had been adopted for all employees of ACCEL and for senior officers. The overall objectives for establishing ACCEL's incentive compensation programs were to enhance total compensation without adding fixed expense, modify the corporate reward systems and give managers the discretion to reward contributors, better focus management's attention on the achievement of objectives and drive accountability to all levels of ACCEL, and foster teamwork. For 1998, no profit sharing goal was set for employees and senior officers. Accordingly, no profit sharing compensation was paid to any employees or senior officers in 1998.

      Raymond H. Deck, Chairman  Kermit G. Hicks, Member  Stephen M. Qua, Member


PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on our common stock from January 1, 1993, until December 31,1998, with the cumulative total return of (a) the Russell 2000 Index and (b) the NASDAQ Insurance Index. The graph assumes the investment of $100 in our common stock, the Russell 2000 Index and the NASDAQ Insurance Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG ACCEL INTERNATIONAL CORPORATION, THE RUSSELL 2000 INDEX
                         AND THE NASDAQ INSURANCE INDEX


                                  [LINE GRAPH]

        *$100 INVESTED ON 12/31/93 IN STOCK OR INDEX
         INCLUDING REINVESTMENT OF DIVIDENDS.
         FISCAL YEAR ENDING DECEMBER 31.




                                         1993          1994          1995         1996          1997         1998
                                         ----          ----          ----         ----          ----         ----

ACCEL                                    $100          $47           $73          $73           $97          $77
Russell 2000 Index                       $100          $98           $126         $147          $180         $179
NASDAQ Insurance Index                   $100          $94           $134         $152          $224         $199

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of the common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of the forms received by us or written representations from some reporting persons that no Forms 5 were required of them, we believe that during the fiscal year ended December 31, 1998, all filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP has served as our independent auditor for each of the years in the three-year period ended December 31, 1998. In recent years, it has been the practice of the Board of Directors to annually review and select independent auditors of ACCEL. The Board of Directors intends to continue this practice and to make the selection of the independent auditors later in the year. The selection of the independent auditors has not therefore been made for the current fiscal year. Representatives of KPMG Peat Marwick LLP will be present at the meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions, if any, of our stockholders.


                              STOCKHOLDER PROPOSALS

         Stockholders wishing to submit proposals for inclusion in our 2000 proxy statement may do so prior to July 5, 2000 by letter addressed to us in care of our corporate secretary. If we change the date of our 2000 annual meeting by more than 30 days from the date of our 1999 annual meeting, then stockholders must submit proposals a reasonable time before we begin to print and mail the proxy statement for our 2000 annual meeting.

         On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to 14a-4 (c)(1) governs our use of discretionary proxy voting authority with respect to a stockholder proposal which the stockholder has not sought to include in our proxy statement. The new amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at that meeting, without any discussion of the matter in the proxy statement. It also provides that if the date of the 2000 annual meeting has changed more than 30 days from the 1999 annual meeting and if the proponent of a proposal fails to notify us a reasonable time before we mail our proxy statement for the 2000 annual meeting, then the management proxies will have the same discretionary voting authority.

         With respect to our 2000 annual meeting of stockholders, if we are not provided notice of a stockholder proposal which the stockholder has not previously sought to include in our proxy statement by September 20, 2000, or within a reasonable time before we mail our proxy statement if we change the date of our 2000 annual meeting by more than 30 days from the date of this year's meeting, the management proxies will be allowed to use their discretionary authority as outlined above.


                                  OTHER MATTERS

         As of the date of this proxy statement, we do not expect any matters other than these described in this proxy statement will be brought before the meeting. If any other business properly comes before the meeting, or any adjournment of the meeting, the proxy holders will vote in regard to the other business according to their discretion insofar as the proxies are not limited to the contrary.

         YOU SHOULD RELY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO DECIDE HOW TO VOTE ON THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM OR IN ADDITION TO WHAT IS CONTAINED IN THIS PROXY STATEMENT. THEREFORE, IF ANYONE DOES GIVE YOU INFORMATION OF THIS SORT, YOU SHOULD NOT RELY ON IT. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF ITS DATE UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

                                By Order Of The Board Of Directors



                                Douglas J. Coats
                                President, Chief Executive Officer and Secretary

November 3, 1999

                        ACCEL INTERNATIONAL CORPORATION
                                     PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 16, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Douglas J. Coats and Raymond H. Deck, or either of them acting singly, as Proxies, with power of substitution, for and in the name of the undersigned to vote, as designated below, all the shares of common stock of ACCEL International Corporation, a Delaware corporation, held of record by the undersigned as of September 28, 1999 at the annual meeting of stockholders to be held November 16, 1999 or any adjournment thereof.

(1) ELECTION OF DIRECTORS.
    FOR all nominees listed below         [ ]                 WITHHOLD AUTHORITY            [ ]
    (except as marked to the contrary below)                  to vote for all nominees listed below
    Robert Betagole, David T. Chase, Douglas J. Coats, Raymond H. Deck, Richard Desich, Gregory B. Grusse, Kermit G.
    Hicks, Stephen M. Qua and John P. Redding.

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    ----------------------------------------------------------------------------

(2) OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                                     (Continued, and to be signed on other side)



                          (Continued from other side)

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.

                                                    Dated                 , 1999
                                                          ----------------

                                                    ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Signature

                                                    (When signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such. If
                                                    a corporation, please sign
                                                    in full corporate name by
                                                    President or other
                                                    authorized officer. If a
                                                    partnership, please sign in
                                                    partnership name by
                                                    authorized person.)

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THE PROXY PROMPTLY USING
                                               THE ENCLOSED ENVELOPE.

                                   Proxy Card